UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------

                                  FORM 8-K/A


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): May 27, 2005

                              AGERE SYSTEMS INC.
            (Exact name of registrant as specified in its charter)

         Delaware                   001-16397                  22-3746606
(State or other jurisdiction of  (Commission                 (IRS Employer
incorporation or organization)   File Number)            Identification Number)

                          1110 American Parkway N.E.
                         Allentown, Pennsylvania 18109
                   (Address of principal executive offices)

                                (610) 712-1000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

ITEM 8.01. OTHER EVENTS.

     On June 1, 2005, Agere Systems Inc. ("Agere") filed a current report on Form 8-K (the "Form 8-K") which contained a description of Agere's common stock and the related preferred share purchase rights. This amendment to the Form 8-K is being filed in order to update that description.

     On December 5, 2006, in connection with the previously announced Agreement and Plan of Merger, dated December 3, 2006 (the "Merger Agreement"), by and among Agere, LSI Logic Corporation, a Delaware corporation ("LSI"), and Atlas Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of LSI ("Merger Sub"), pursuant to which Agere and LSI will combine their businesses through a merger of Agere and Merger Sub (the "Merger"), Agere entered into an Amendment (the "Amendment") to its Amended and Restated Rights Agreement with Computershare Investor Services, LLC, originally dated as of March 26, 2001 and amended and restated as of May 27, 2005 (the "Rights Agreement"). The Amendment amends the Rights Agreement to provide that none of
(i) the announcement of the Merger, (ii) LSI's acquisition of the common stock of Agere pursuant to the Merger Agreement, (iii) the execution of the Merger Agreement, or (iv) the consummation of the Merger or the other transactions contemplated by the Merger Agreement shall cause LSI to be deemed an Acquiring Person (as defined in the Rights Agreement). Except as expressly provided in the Amendment, the Rights Agreement remains in full force and effect.

     The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.4.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number                Description

3.1.1* Certificate of Amendment to Restated Certificate of Incorporation (reclassification amendment).

3.1.2* Certificate of Amendment to Restated Certificate of Incorporation (reverse stock split amendment).

3.1.3* Certificate of Amendment to Restated Certificate of Incorporation (administrative changes amendment).

3.1.4* Restated Certificate of Incorporation (reflecting each of the above amendments).

3.2*        Bylaws.

4.1*        Specimen Common Stock Certificate.


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4.2*        First Amendment to Rights Agreement.

4.3*        Second Amendment to Rights Agreement.

4.4* Amended and Restated Rights Agreement, including the form of right certificate.

4.4.1       Amendment to Amended and Restated Rights Agreement.

4.5* Supplemental Indenture No. 1. to the Indenture for the 6.5% Convertible Subordinated Notes due 2009.

* Previously filed.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 7, 2006             By:     /s/ Peter Kelly
                                         ----------------------------------
                                         Name:    Peter Kelly
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number                Description

3.1.1* Certificate of Amendment to Restated Certificate of Incorporation (reclassification amendment).

3.1.2* Certificate of Amendment to Restated Certificate of Incorporation (reverse stock split amendment).

3.1.3* Certificate of Amendment to Restated Certificate of Incorporation (administrative changes amendment).

3.1.4* Restated Certificate of Incorporation (reflecting each of the above amendments).

3.2*        Bylaws.

4.1*        Specimen Common Stock Certificate.

4.2*        First Amendment to Rights Agreement.

4.3*        Second Amendment to Rights Agreement.

4.4* Amended and Restated Rights Agreement, including the form of right certificate.

4.4.1       Amendment to Amended and Restated Rights Agreement.

4.5* Supplemental Indenture No. 1. to the Indenture for the 6.5% Convertible Subordinated Notes due 2009.


* Previously filed.